ARROW CAPITAL GROUP, INC.

                       2000 COMPENSATORY STOCK OPTION PLAN

         1.       Purpose of this Plan.
                  ---------------------
     This 2000 Compensatory Stock Option Plan ("Plan") is intended as an employment incentive, to aid in attracting and retaining in the employ or service of ARROW CAPITAL GROUP, INC. ("Company"), a Nevada corporation, and any Affiliated Corporation, persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company. This Plan provides for the issuance of non-statutory stock options ("CSOs" or "options") which are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"). Certain other terms also are defined in Paragraph 17 and elsewhere of this Plan.

         2.       Administration of this Plan.
                  ---------------------------
     The Company's Board of Directors ("Board") may appoint and maintain as administrator of this Plan the Compensation Committee ("Committee") of the Board which shall consist of at least two members of the Board. At any time that the Committee is not duly constituted, the Board itself shall have and fulfill the duties herein allocated to the Committee. The Committee shall have full power and authority to designate Plan participants, to determine the provisions and terms of respective CSOs (which need not be identical as to number of shares covered by any CSO, the method of exercise as related to exercise in whole or in installments, or otherwise), including the CSO price, and to interpret the provisions and supervise the administration of this Plan. The Committee may in its discretion provide that certain CSOs not vest (that is, become exercisable) until expiration of a certain period after issuance or until other conditions are satisfied, so long as not contrary to this Plan.

     A majority of the members of the Committee shall constitute a quorum. All decisions and selections made by the Committee pursuant to this Plan's provisions shall be made by a majority of its members. Any decision reduced to writing and signed by all of the members shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it deems advisable. If at any time the Board shall consist of seven or more members, then the Board may amend this Plan to provide that the Committee shall consist only of Board members who shall not have been eligible to participate in this Plan (or similar stock or stock option plan) of the Company or its affiliates at any time within one year prior to appointment to the Committee. Shareholder approval of this Plan shall be required, and all CSOs granted under this Plan will be subject to, and may not be exercised before, the approval of this Plan by the shareholders. Each CSO shall be evidenced by a written agreement containing terms and conditions established by the Committee consistent with the provisions of this Plan.

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



         3.       Designation of Participants.
                  ---------------------------
     Only Employees shall be eligible for participation in this Plan. The Committee shall have full power to designate, from among eligible individuals, the persons to whom CSOs may be granted. A person who has been granted a CSO hereunder may be granted an additional CSO or CSOs, if the Committee shall so determine. The granting of a CSO shall not be construed as a contract of employment or as entitling the recipient thereof to any rights of continued employment or engagement by the Company or an Affiliated Corporation. Persons eligible under this Plan additionally may be granted one or more options under any other compensation or stock option plan or awarded shares under any other benefit plan of the Company.

         4.       Stock Reserved for this Plan.
                  ----------------------------
     Subject to adjustment as provided in Paragraph 9 below, a total of 2,000,000 shares of Common Stock of the Company ("Plan Stock" or "Plan Shares") shall be subject to this Plan. The Plan Stock subject to this Plan shall consist of unissued shares of Common Stock or previously issued shares of Common Stock reacquired and held by the Company or any Affiliated Corporation, and such number of Plan Shares shall be and is hereby reserved for sale for such purpose. Any Plan Shares which may remain unsold and which are not subject to outstanding CSOs at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. Should any CSO expire or be canceled prior to its exercise in full, the unexercised Plan Shares theretofore subject to such CSO may again be subjected to a CSO under this Plan.

         5.       Option Exercise Price.
                  ---------------------
     The purchase price of each share of Plan Stock made subject to a CSO shall not be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date the CSO is granted. The fair market value of a share of Plan Stock on a particular date shall be deemed to be the average of either
(i) the highest and lowest prices at which shares of Common Stock were sold on the date of grant, if traded on a national securities exchange, (ii) the high and low sale prices reported on the date of grant, if traded on the Nasdaq Small Cap Market or National Market System, or (iii) the high bid and low asked price, or if unavailable, the closing high bid and low asked price, on the date of grant, if quoted on the OTC Electronic Bulletin Board. If no transactions in the Common Stock occur on the date of grant, the fair market value shall be determined as of the next earliest day for which reports or quotations are available. If the Common Stock not then quoted on any exchange or in any quotation medium at the time the option is granted, then the Board of Directors or Committee will use its discretion in selecting a good faith value believed to represent fair market value based on factors then known to them. The cash proceeds from the sale of Plan Stock are to be added to the general funds of the Company.


         6.       Exercise Period; Vesting.
                  ------------------------
         (a) The CSO exercise period shall be a term of not more than five (5) years from the date of granting of each CSO and shall automatically terminate:

                  (i) Upon termination of the optionee's employment with the Company for cause (defined as termination for reasons other than layoff due to lack of work, injury, illness, disability, or due to economic reasons unrelated to the optionee's job performance, or for a reason stated in subparagraph 6(b) of this
                           Plan);

                  (ii) At the expiration of six (6) months from the date of termination without cause of the optionee's employment with the Company for any reason other than death; provided, that if the optionee dies within such six-month period, sub-clause (iii) below shall apply; or

                  (iii) At the expiration of fifteen (15) months after the date of death of the optionee.

         (b) "Employment with the Company" as used in this Plan shall include employment with (or in the case of a consultant, adviser or agent, engagement by) any Affiliated Corporation in any capacity, even if employment or engagement in another capacity ceases, and CSOs granted under this Plan shall not be affected by an employee's transfer of employment among the Company and any Parent or Subsidiary thereof. An optionee's employment with the Company shall not be deemed interrupted or terminated by a bona fide leave of absence (such as sabbatical leave or employment by the Government) duly approved, military leave or sick leave.

         (c) The Board or Committee may determine at the time of grant that a CSO granted hereunder shall not vest immediately but over a specified time, in specified amounts per time period, or subject to other restrictions or limitations. Unless otherwise set forth in the granting resolution, a CSO shall vest immediately upon grant. If employment with the Company ceases before a CSO vests, then vesting shall never take place, and unvested CSOs shall then be lost forever.

         7.       Exercise of Options.
                  --------------------
         (a) The Committee, in granting CSOs, shall have discretion to determine the terms upon which CSOs shall be exercisable, subject to applicable provisions of this Plan. Once available for purchase, unpurchased Plan Shares shall remain subject to purchase until the CSO expires or terminates in accordance with Paragraph 6 above. Unless otherwise provided in the CSO, a CSO may be exercised in whole or in part, one or more times, but no CSO may be exercised for a fractional share. Resulting fractions shall be rounded up or down, as appropriate.

         (b) CSOs may be exercised solely by the optionee or a permitted transferee during his lifetime or by a spouse or former spouse pursuant to a qualified domestic relations order, or after his death (with respect to the number of shares which the optionee could have purchased at the time of death) by the person or persons entitled thereto under the decedent's will or the laws of descent and distribution.

         (c) The purchase price of the Plan Shares as to which a CSO is exercised shall be paid in full at the time of exercise and no Plan Shares shall be issued until full payment is made therefor. Payment shall be made either (i) in cash, represented by bank or cashier's check, certified check or money order, or made by bank wire transfer; (ii) by delivering shares of the Company's Common Stock which have been beneficially owned by the optionee, the optionee's spouse, or both of them for a period of at least six (6) months prior to the time of exercise (the "Delivered Stock"), in a number equal to the number of Plan Shares being purchased upon exercise of the CSO; (iii) a combination of cash and Delivered Stock; (iv) by delivery of shares of corporate stock which are freely tradeable without restriction and which are part of a class of securities which has been listed for trading on the NASDAQ system or a national securities exchange, with an aggregate fair market value equal to or greater than the exercise price of the Plan Shares being purchased under the CSO ("Other Shares"), or (v) a combination of cash, Delivered Stock and Other Shares. A CSO shall be deemed exercised when written notice thereof, accompanied by the appropriate payment in full, is received by the Company. No holder of a CSO shall be, or have any of the rights and privileges of, a shareholder of the Company in respect of any Plan Shares purchasable upon exercise of a CSO unless and until certificates representing such shares shall have been issued by the Company to him or her. The Committee shall have absolute discretion whether to accept Other Shares offered and in valuing such shares.

         8.       Assignability.
                  --------------
         No CSO shall be assignable or otherwise transferable except by will or by operation of law, pursuant to a qualified domestic relations order (as defined in Rule 16b-3 of the Securities and Exchange Commission, or any successor rule), or pursuant to Title I of the Employee Retirement Income Security Act of 1974, as amended (ERISA), or rules thereunder. No CSO shall be pledged or hypothecated in any manner, whether by operation of law or otherwise, nor be subject to execution, attachment or similar process.

         9.       Reorganizations and Recapitalizations of the Company.
                  -----------------------------------------------------
         (a) The existence of this Plan and CSOs granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any and all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures or other indebtedness, or any preferred or prior preference stocks senior to or affecting the Company's Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale, exchange or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        (b) The Plan Shares with respect to which CSOs may be granted hereunder are shares of the Common Stock of the Company as currently constituted. If, and whenever, prior to delivery by the Company of all of the Plan Shares which are subject to CSOs granted hereunder, the Company shall effect a split or combination of the Common Stock or other capital readjustment, the payment of a Common Stock dividend, or recapitalization or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then the number of Plan Shares available under this Plan and the number of Plan Shares with respect to which CSOs granted hereunder may thereafter be exercised shall (i) in the event of an increase in the number of outstanding shares of Common Stock, be proportionately increased, and the cash consideration payable per share shall be proportionately reduced; and (ii) in the event of a reduction in the number of outstanding shares of Common Stock, be proportionately reduced, and the cash consideration payable per share shall be proportionately increased.

         (c) If the Company is reorganized, merged, consolidated or party to a plan of exchange with another corporation pursuant to which shareholders of the Company receive any shares of stock or other securities in exchange for the Common Stock, there shall be substituted for the Plan Shares subject to the unexercised portions of outstanding CSOs an appropriate number of shares of each class of stock or other securities which were distributed to the shareholders of the Company in respect of the Common Stock in the case of a reorganization, merger, consolidation or plan of exchange; provided, however, that all outstanding CSOs may be canceled by the Company as of the effective date of a reorganization, merger, consolidation, plan of exchange, or any dissolution or liquidation of the Company, by giving notice to each optionee or his personal representative of its intention to do so and by permitting the purchase of all the Plan Shares subject to such outstanding CSOs for a period of not less than thirty (30) days during the sixty (60) days immediately preceding such effective date.

         (d) Except as expressly provided above, the Company's issuance of shares of its capital stock of any class, or securities convertible into shares of its capital stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into or exchangeable for shares of capital stock or other securities of the Company, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Plan Shares subject to CSOs granted hereunder or the purchase price of such shares.

         10.      Purchase for Investment.
                  -----------------------
         Unless the Plan Shares covered by this Plan have been registered under the Act prior to issuance, each person exercising a CSO under this Plan may be required by the Company to give a representation in writing that he is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

         11.      Effective Date and Expiration of this Plan.
                  -------------------------------------------
         This Plan shall be effective as of October 6, 2000, the date of its adoption by the Board, and no CSO shall be granted pursuant to this Plan after its expiration. This Plan shall expire on October 6, 2010 except as to CSOs then outstanding, which shall remain in effect until they have expired or been exercised.

         12.      Amendments or Termination.
                  -------------------------
         The Committee or Board may amend, alter or discontinue this Plan at any time in such respects as it shall deem advisable in order to conform to any change in any other applicable law, or in order to comply with the provisions of any rule or regulation of the Securities and Exchange Commission required to exempt this Plan or any CSOs granted thereunder from the operation of Section 16(b) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or in any other respect not inconsistent with Section 16(b) of the Exchange Act; provided, that no amendment or alteration shall be made which would impair the rights of any participant under any CSO theretofore granted, without his consent (unless made solely to conform such CSO to, and necessary because of, changes in the foregoing laws, rules or regulations), and except that no amendment or alteration shall be made without the approval of shareholders which would increase the total number of shares reserved for the purposes of this Plan (except as provided in Paragraph 9) or extend the expiration date of this Plan as set forth in Paragraph 11.

         13.      Government Regulations.
                  ----------------------
     This Plan, and the granting and exercise of CSOs hereunder, and the obligation of the Company to sell and deliver Plan Shares under such CSOs, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         14.      Liability.
                  ----------
     No member of the Board of Directors or the Committee, nor any officers, employees or agents of the Company or any Affiliated Corporation shall be personally liable for any action, omission or determination made in good faith in connection with this Plan.

         15.      Options in Substitution for Other Options.
                  -----------------------------------------
         The Committee may, in its sole discretion, at any time during the term of this Plan, grant new options to an employee under this Plan or any other stock option plan of the Company on the condition that such employee shall surrender for cancellation one or more outstanding options which represent the right to purchase (after giving effect to any previous partial exercise thereof) a number of shares, in relation to the number of shares to be covered by the new conditional grant hereunder, determined by the Committee. If the Committee shall have so determined to grant such new options on such a conditional basis ("New Conditional Options"), no such New Conditional Option shall become exercisable in the absence of such employee's consent to the condition and surrender andcancellation as appropriate. New Conditional Options shall be treated in all respects under this Plan as newly granted options. Options may be granted under this Plan from time to time in substitution for similar rights held by employees of other corporations who are about to become employees of the Company or an Affiliated Corporation as a result of a merger or consolidation of the employing corporation with the Company or an Affiliated Corporation, or the acquisition by the Company or an Affiliated Corporation of the assets of the employing corporation, or the acquisition by the Company or an Affiliated Corporation of stock of the employing corporation as the result of which such other corporation becomes an Affiliated Corporation.

         16.      Withholding Taxes.
                  ----------------
     Pursuant to applicable federal and state laws, the Company may be required to collect withholding taxes upon the exercise of a CSO. The Company may require, as a condition to the exercise of a CSO, that the optionee concurrently pay to the Company the entire amount or a portion of any taxes which the Company is required to withhold by reason of such exercise, in such amount as the Committee or the Company in its discretion may determine. In lieu of part or all of any such payment, the optionee may elect to have the Company withhold from the shares to be issued upon exercise of the option that number of shares having a Fair Market Value equal to the amount which the Company is required to withhold.

         17.      Definitions.
                  -----------
     Whenever used in this Plan, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth below:

     (a) "Act" means the U.S. Securities Act of 1933, as amended.

     (b) "Affiliated Corporation" means any Parent or Subsidiary of the Company.

     (c) "Award" or "grant" means any grant of a CSO (option) made under this Plan.

     (d) "Board of Directors" means the Board of Directors of the Company. The term "Committee" is defined in Section 2 of this Plan.

     (e) "Common Stock" or "Common Shares" means the common stock, $.001 par value per share, of the Company, or in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares or securities of the Company or any other issuer, such other shares or securities.

     (f) "Date of Grant" means the day the Committee authorizes the grant of a CSO or such later date as may be specified by the committee as the date a particular grant will become effective.

     (g) "Employee" means and includes the following persons: (i) executive officers, officers and directors (including advisory and other special directors) of the Company or an Affiliated Corporation; (ii) full-time and part-time employees of the Company or an Affiliated Corporation; (iii) natural persons engaged by the Company or an Affiliated Corporation as consultant, advisor or agent; and (iv) a lawyer, law firm, accountant or accounting firm, or other professional or professional firm engaged by the Company or an Affiliated Corporation.

     (h) "Optionee" means an Employee to whom a CSO is granted.

     (i) "Parent" means any corporation owning 50% or more of the total combined voting stock of all classes of the Company or of another corporation qualifying as a parent within this definition.

     (j) "Subsidiary" means a corporation more than 50% of whose total combined capital stock of all classes held by the Company or by another corporation qualifying as a Subsidiary within this definition.

     By signature below, the undersigned officers of the Company hereby certify that the foregoing is a true and correct copy of the 2000 Compensatory Stock Option Plan of the Company.

DATED:   October 6, 2000

                                                     ARROW CAPITAL GROUP, INC.




(SEAL)                                               ---------------------------
                                                     James Season, President

---------------------------------------
Juan P. Martin, Secretary

                         CERTIFICATION OF PLAN ADOPTION

     I, the undersigned Secretary of this corporation, hereby certify that the foregoing 2000 Compensatory Stock Option Plan of this corporation was duly approved by the requisite number of holders of the issued and outstanding common stock of this corporation as of the below date.

Date of Approval:   October 6, 2000






                                                     --------------------------
                                                     Juan P. Martin, Secretary